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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 1999


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                                            76-0506313
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

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ITEM 5.  OTHER EVENTS

     On October 27, 1999, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the three months and nine months ended September 30, 1999. On October 27, 1999, the Company issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

     (c) 99.1 Press Release of Group 1 Automotive, Inc., dated as of October 27, 1999, reporting on financial results.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Group 1 Automotive, Inc.

October 5, 1999                      By: /s/ Scott L. Thompson
--------------------                     ---------------------------------------
Date                                     Scott L. Thompson, Senior Vice
                                         President, Chief Financial Officer and
                                         Treasurer

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                               INDEX TO EXHIBITS


Exhibit No.                 Description
-----------                 -----------
  99.1(c) Press Release of Group 1 Automotive, Inc., dated as of October 27, 1999, reporting on financial results.